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                              DIRECTOR ULTRA
                           SEPARATE ACCOUNT TWO
                     HARTFORD LIFE INSURANCE COMPANY

                           FILE NO. 333-101923

                SUPPLEMENT DATED DECEMBER 8, 2004 TO THE
                    PROSPECTUS DATED NOVEMBER 1, 2004

Effective December 8, 2004, NWQ Investment Management Company, LLC will become the new sub-adviser for the MTB Large Cap Value Fund II, subject to approval by the Fund's Board of Trustees.

If the sub-adviser is approved by the Board of Trustees, effective December 8, 2004, the following language is added to your prospectus as the second paragraph under the section entitled "The Funds":

     The Adviser has delegated daily management of MTB Large Cap Value Fund II to sub-adviser, NWQ Investment Management Company, LLC. The sub-adviser's address is 2049 Century Park East, Los Angeles, California 90067.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV- 5126